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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 16, 2005

                        Gateway Financial Holdings, Inc.

     North Carolina                   000-33223                  56-2264354
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

     1145 North Road Street, Elizabeth City, North Carolina        27909
              (Address of principal executive offices)          (Zip Code)

                    Issuer's telephone number: (252) 334-1511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              This document contains 3 pages, excluding exhibits.

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Item 5.02 -- Election of Directors.

     On May 16, 2005, Gateway Financial Holdings, Inc. (the "Corporation"), the holding company for Gateway Bank & Trust Co. (the "Bank"), announced the appointment to its Board of Directors of Billy G. Roughton and W. Taylor Johnson, Jr. as independent directors effective as of June 2005. They will serve until the next annual shareholders meeting at which they will be eligible for election by the shareholders.

     Mr. Roughton is President of BGR Development, Inc., a commercial and residential real estate development firm serving the Outer Banks of North Carolina. He resides in Southern Shores, North Carolina. Mr. Johnson is President of Taylor Johnson Group, a commercial insurance agency located in Virginia Beach, where he also resides. Both individuals are active in local civic and business organizations.

     The Bank leases the land and building for its Nags Head office from Mr. Roughton for monthly payments of $6,000. The term of the lease is for five years, with one five-year renewal. The Bank also anticipates leasing the land for another branch office from Mr. Roughton. It is expected that the initial lease rate until the branch office is constructed will be $7,500. Once the branch office is completed, the lease rate is expected to be $15,000 per month. The anticipated term of the lease is for five years, with a five-year renewal.

     The Bank is a full-service community bank with a total of eighteen offices in Elizabeth City (3), Edenton, Kitty Hawk, Nags Head, Moyock, Plymouth and Roper, North Carolina, and in Virginia Beach (5), Chesapeake (2), Suffolk and Emporia, Virginia. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary. Visit the Corporation's web site at www.gatewaybankandtrust.com.

     The Common Stock of the Corporation is traded on the Nasdaq National Market under the symbol GBTS.

     Statements contained in this report which are not historical facts, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual events to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," and "potential". Examples of forward-looking statements include expected or anticipated lease terms that are subject to various factors that could cause actual terms to differ materially from the anticipated lease terms. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01 -- Other Events.

     Separately on May 16, 2005, the Corporation announced that its Board of Directors had approved an 11-for-10 stock split, to be effected in the form of a 10% stock dividend payable June 20, 2005 to shareholders of record as of May 30, 2005.

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Item 9.01(c):  Exhibits

Exhibit 99.1:    Press release on stock dividend
Exhibit 99.2:    Press release on appointment of new directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GATEWAY FINANCIAL HOLDINGS, INC.

                                   By:   /s/ D. Ben Berry
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                                         D. Ben Berry
                                         President and Chief Executive Officer

                                   Date: May 16, 2005